UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

U-VEND, INC.

(Exact name of registrant specified in its charter)

333-165972

Commission File Number

Delaware	22-3956444
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1507 7th STREET, #425

SANTA MONICA, CALIFORNIA 90401

(Address of principal executive offices)

(800) 467-1496

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant for Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 1 – Registrants Business and Operations.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2017 Alex Orlando resigned from the Board of Directors. The resignation was not related to any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices. A copy of Mr. Orlando’s resignation letter is attached to this Form 8-K as an exhibit.

Effective June 1, 2017 John “Jay” Edward Hentschel, 47, joined the Board of Directors as an independent Director.

Mr. Hentschel currently serves as Executive Vice President (EVP) of DEAN & DELUCA, a specialty food retailer with operations in North America and Asia. Mr. Hentschel joined DEAN & DELUCA in October 2016.

From 1991-2016, Mr. Hentschel as was with Accenture PLC in New York. As a Managing Director at Accenture, Mr. Hentschel served the firm’s Retail clients on strategy and competitiveness. Mr. Hentschel holds a Master’s in Business Administration (MBA) from Columbia University in the city of New York (2004).

There is no arrangement or understanding pursuant to which Mr. Hentschel was appointed as a Director. There are no family relationships between Mr. Hentschel and any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become executive officers or directors.

Mr. Hentschel has received a stock grant of 200,000 restricted shares of common stock for his service to the Board.

On June 1, 2017, the Company granted Mark A. Chapman, President & COO of U-Vend America, 750,000 shares of common stock for his service to the Company as part of an equity incentive plan. These shares are restricted but vest immediately.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit.
10.54	Orlando’s Resignation Letter

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

U-Vend, Inc.

	By:	/s/ David Graber
David Graber, Chief Executive Officer

June 7, 2017

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